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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       September 10, 1997
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                           Commercial Bancshares, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Ohio                          0-27894                  34-1787239
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State or Other Jurisdiction     (Commission File Number)        IRS Employer
     Of Incorporation                                        Identification No.

         118 South Sandusky Avenue, Upper Sandusky, Ohio         43351
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code        (419) 294-5781
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5 - Other Events

At the regularly scheduled Board of Directors September, 1997 meetings, Deborah
J. Grafmiller was appointed as a member of the Boards of Commercial Savings Bank and Commercial Bancshares, Inc, the Registrant, replacing B.E. Beaston who retired effective August, 1997. Ms. Grafmiller is a licensed appraiser and is part owner of Certified Appraisal Service, located in Upper Sandusky, Ohio.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Commercial Bancshares, Inc.
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                                                           (Registrant)

Date    September 22, 1997                          /s/ James A. Deer
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                                                       James A. Deer, Secretary